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                 SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

                      Supplement dated November 21, 2001
                     to the Prospectus dated July 30, 2001

   The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus and Statement of Additional Information:

   In accordance with the requirements of new Rule 35d-1 under the Investment Company Act, commencing on December 1, 2001, the Fund will invest, under normal market conditions, substantially all of its assets, but not less than 80% of the value of its net assets plus any borrowings for investment purposes, in "New Jersey municipal securities", which include securities issued by the State of New Jersey and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from New Jersey personal income taxes. The Fund has always maintained investments in New Jersey municipal securities exceeding 80% of its net assets; accordingly the new requirement should not cause any change in the Fund's current investment practices.


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